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                                                       Exhibit 10(i)

                              LEASE AMENDMENT IV

     THIS LEASE AMENDMENT (the "Amendment") is made as of the 5th day of September, 1995 by and between Smallwood Village Associates ("Landlord") and Interstate General Company L.P. ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a lease for certain commercial space in Smallwood Village Shopping Center, St. Charles, Maryland dated December 1, 1987 (the "Lease"); and

     WHEREAS, Lease was amended by Lease Amendment dated February 1, 1989, and

     WHEREAS, Tenant requests two additional options to renew for five (5) years each; and

     WHEREAS, Lease was amended by Lease Amendment II dated December 1, 1992, and

     WHEREAS, Lease was further amended by Lease Amendment III dated September 30, 1994, and

     WHEREAS, Tenant wishes to extend lease to August 31, 2005.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follows:

     1.   The following shall be added to Paragraph 39 of the lease agreement:

          "Landlord agrees that at Tenant's request, and so long as Tenant is not in default under this Lease, Landlord shall assist Tenant in attempting to locate subtenants for portion of the Demised Premises."

     2.   Landlord hereby extends Lease Agreement through August 31, 2005.

     3. Landlord hereby provides Tenant with two additional options to renew for five (5) years each commencing September 1, 2005.

     4. Except as specifically modified by this Amendment, the terms and provisions of the Lease will continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives.


WITNESS:                                By:  /s/ James Michael Wilson
                                           --------------------------------
/s/ Paul Resnik                            Smallwood Village Associates
-----------------------------              Interstate Business Corporation
                                           General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
-----------------------------              --------------------------------
                                           TENANT--Interstate General
                                                   Company L.P.

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State of Maryland
              SS:
County of Charles

     Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date James Michael Wilson. Personally well known to me to be the President of Interstate Business Corporation a Delaware corporation, who, being by me first duly sworn, did acknowledge that he/she, as the duly authorized officer of said Corporation, executed the foregoing and annexed instrument, in the name and on behalf of the Corporation, as its free act and deed for the uses and purpose contained herein.

     WITNESS my hand and official seal this 6th day of September, 1995.

/s/ Martha Haupt                        My Commission Expires  2/2/97
-----------------------------                                ------------
Notary Public